UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Cambridgepark Drive Cambridge, MA	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2024, Seres Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock, $0.001 par value per share, from 240,000,000 shares to 360,000,000 shares, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 5, 2024.

The Company’s board of directors previously approved the Amendment and, on April 5, 2024, the Company filed a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the Amendment, which became effective upon filing with the Secretary of State.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 4, 2024, at the Annual Meeting a total of 104,354,210 shares of the Company’s Common Stock were present electronically or represented by proxy at the meeting, representing approximately 71.69% of the Company’s outstanding Common Stock as of the February 12, 2024 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 5, 2024.

Item 1 - Election of two Class III directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Paul R. Biondi	53,477,829	29,111,829	21,764,552
Kurt C. Graves	51,107,660	31,481,998	21,764,552

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
100,843,550	2,910,775	599,885	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
52,923,699	29,004,971	660,988	21,764,552

Item 4 - Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 240,000,000 to 360,000,000 shares.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
81,471,934	21,346,140	1,536,136	0

Item 5 - Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve Item 4.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
83,248,729	19,390,195	1,715,286	0

Item 6 – A stockholder proposal on Simple Majority Vote.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
52,117,624	29,641,877	830,157	21,764,552

Based on the foregoing votes, the director nominees listed in Item 1 were elected and Items 2 through 6 were approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Seres Therapeutics, Inc., dated April 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: April 8, 2024	By:	/s/ Thomas J. DesRosier
Name: Thomas J. DesRosier
Title: Executive Vice President and Chief Legal Officer